SUPPLEMENT DATED SEPTEMBER 8, 2020

CURRENT PROSPECTUSES DATED MAY 1, 2020, AS AMENDED, for New York Life Insurance and Annuity Corporation (“NYLIAC”) New York Life Variable Universal Life Insurance Policies

PROSPECTUSES DATED MAY 1, 2019, AS AMENDED, for NYLIAC Survivorship Variable Universal Life and Variable Universal Life Provider

PROSPECTUSES DATED MAY 1, 2014, AS AMENDED, for New York Life Lifetime Wealth Variable Universal Life, NYLIAC Single Premium Variable Universal Life and New York Life Legacy Creator Single Premium Variable Universal Life

PROSPECTUSES DATED MAY 1, 2008, AS AMENDED, for NYLIAC Pinnacle Variable Universal Life Policies and NYLIAC Pinnacle Survivorship Variable Universal Life Policies

This supplement amends the prospectuses you received, as amended, (each a “Prospectus,” and together, the “Prospectuses”), for the policies offered through NYLIAC Variable Universal Life Separate Account - I. This supplement is not valid unless read in conjunction with your Prospectus. Capitalized terms used but not defined herein will have the same meaning as those used in the Prospectuses. Please retain this supplement for future reference. The purpose of this supplement is to disclose the extension of the Financial Hardship Program (as defined below) which was described in the supplements to the Prospectuses, dated May 18, 2020 (the “Prior Supplement”). Keeping that purpose in mind please note the following:

Among other accommodations, the Prior Supplement allowed policies that entered into the Late Period between June 24, 2020 and August 31, 2020 (the “Eligible Policies”) to apply for a Financial Hardship Program instead of paying the premium needed to cover any overdue charges at the end of the Late Period. Upon application, the Eligible Policies could receive a 90 day no lapse period at the end of which they would be enrolled in a 12-Month Repayment Plan (the “Financial Hardship Program”).

In response to the ongoing COVID-19 pandemic, we are extending the Financial Hardship Program to policies that enter into the Late Period between September 1, 2020 and December 31, 2020 (the “Extended Eligible Policies”) on the same terms as applicable to the Eligible Policies. Hence, Extended Eligible Policies can apply for the Financial Hardship Program and may be eligible to receive a 90 day no lapse period at the end of which the policy will be enrolled in the 12-Month Repayment Plan according to the terms described in the Prior Supplement. Owners of Extended Eligible Policies must demonstrate a financial hardship caused by the COVID-19 pandemic in order to be eligible for the Financial Hardship Program. (For policies issued in New York and New Jersey, demonstration of such financial hardship is required only for policies that enter the Late Period beginning on October 1, 2020).

Proof of financial hardship may include, without limitation, any of the following:

•	Proof of job loss, including notice of termination or confirmation of unemployment benefits;

•	Proof of income loss, including pay statements, tax returns, attestation of income loss from an attorney, accountant, or tax advisor; and

•	Proof of illness and/or caretaker status, including medical payments or a physician’s statement.

Subject to applicable state insurance law, NYLIAC will determine the adequacy of such proof at its sole discretion.

Certain Extended Eligible Policies that are accepted into the Financial Hardship Program may also be eligible for an extension of the 12-Month Repayment Plan from 12 months to 24 months. (For example, such Policies may be eligible for 24-month repayment if the Repayment Amount is greater than or equal to $3,000 and the face amount of the policy is less than $1 million.). The Financial Hardship Program will be available until December 31, 2020. Policies that enter the Late Period on or after January 1, 2021 will not be eligible for the Financial Hardship Program, unless the Program is extended or is otherwise required by applicable law and/or regulation. Owners of Extended Eligible Policies will receive a communication outlining their options under the Program and will receive the full terms and conditions of the Financial Hardship Program upon their application to the Program.

The Financial Hardship Program is available to all eligible policyowners in accordance with the terms described above. If the jurisdiction in which your policy is issued has mandated a program in response to the COVID-19 pandemic that conflicts with the Financial Hardship Program, those mandates will govern your policy to the extent they afford you greater protections.

If you have any questions regarding the Financial Hardship Program, please reach out to your registered representative or call the number listed on the first page of the Prospectus.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010